UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

U.S. HOME SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18291	75-2922239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 State Highway 121 Bypass, Building A, Suite 250 Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 488-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 14, 2007, U.S. Home Systems, Inc. (the “Company”) issued a press release reporting results of operations for the second quarter ended June 30, 2007 and the scheduling of a conference call to discuss these results. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

On August 14, 2007, the Company held a conference call regarding the Company’s financial results for the second quarter ended June 30, 2007. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report of Form 8-K.

The transcript and press release furnished as Exhibits 99.1 and 99.2 hereto contain certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are “forward-looking statements,” including statements regarding the Company’s business strategy, plans and objective and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “anticipates” or similar expressions, and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed and available from the SEC. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, the Company does not assume a duty to update these forward looking statements.

In accordance with the General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) On August 13, 2007, D.S. Berenson resigned from the Board of Directors (“Board”) of the Company.

(c) Not applicable.

(d) On August 13, 2007 the Board unanimously approved the appointment of Richard W. Griner as a member of the Board. Mr. Griner is “independent” as that term is defined under the Nasdaq listing standards. Since 1981, Mr. Griner has been employed with Rmax Inc. and has served as its president since 1984. Rmax is a national manufacturer of foam insulation material utilized in residential and commercial construction. There are no arrangements or understandings between Mr. Griner and any other persons pursuant to which he was selected as a director, and there are no reportable transactions under Item 404(a) of Regulation S-K. No family relationship exists between Mr. Griner and any other director or executive officer of the Company.

For his service as a director, Mr. Griner will receive approximately $15,000 annually payable in cash or equivalent value restricted stock awards.

(e) Not applicable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 14, 2007 reporting the Company’s results of operations for the second quarter ended June 30, 2007.

99.2	Transcript of the conference call held by the Company on August 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on the 16th day of August, 2007 on its behalf by the undersigned, thereto duly authorized.

U.S. HOME SYSTEMS, INC.

By:	/s/ Murray H. Gross
Murray H. Gross
Chairman and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 14, 2007 reporting the Company’s results of operations for the second quarter ended June 30, 2007.

99.2	Transcript of the conference call held by the Company on August 14, 2007.